UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2004

MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On August 18, 2004, Mylan Laboratories Inc., a Pennsylvania corporation, issued a press release announcing an update in its fentanyl litigation pending in the U.S. District Court for the District of Columbia. A copy of the press release is attached hereto as Exhibit 99.1, and the court’s August 17, 2004 opinion referred to in the release is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant, dated August 18, 2004.
99.2	Memorandum Opinion of the U.S. District Court for the District of Columbia, dated August 17, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: August 18, 2004	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the registrant, dated August 18, 2004.
99.2	Memorandum Opinion of the U.S. District Court for the District of Columbia, dated August 17, 2004.